	Household Home Equity Loan Trust 1999-1

	Distribution Number	55
	Beginning Date of Accrual Period	05/01/04
	End Date of Accrual Period	05/31/04
	Distribution Date	06/21/04
	Previous Distribution Date	05/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	4,773,831.08
	Available Distribution Amount	4,725,428.18
	Principal Collections	3,866,037.48
	Interest Collections (net of servicing fee)	859,390.70
	Collections of Interest (net of servicing fee and principal recoveries)	859,310.19
	Principal recovery	80.51
	Distribution of Interest Collections
	Servicing Fee	48,402.90
	Extra Principal Distribution Amount	-
	Interest Paid	592,345.01
	To Class R	267,045.69

	Distribution of Principal Collections
	Principal Paid to Certificates	3,210,075.79
	Overcollateralization Release Amount	655,961.69

	Pool Balance
	Begin Principal Balance	116,166,958.98
	Adjustments	0.00
	Principal Collections (including repurchases)	(3,866,037.48)
	Charge-offs	(97,019.06)
	End Principal Balance	112,203,902.44

	Collateral Performance
	Cash Yield (% of beginning balance)	9.38%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.00%
	Net Yield	8.38%
	Realized Losses during the collection period	96,938.55

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	5,576,403.83
	30-59 days number of loans	84
	60-89 days principal balance of loan	1,646,042.74
	60-89 days number of loans	24
	90+ days number of loans	92
	90+ days principal balance of loan	5,717,773.08

	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	396,689.03
	Principal balance of REO as of the end of the collection period	1,505,607.56

	Overcollateralization Reconcilliation
	Begin OC Amount	22,071,722.21
	Target OC Amount	21,318,741.46
	OC Deficiency	-
	OC Release Amount	655,961.69
	Charge-offs	97,019.06
	End OC Amount	21,318,741.46
	Monthly Excess Cash Flow	267,045.69

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,034
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,987

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1816287
	Principal Distribution Amount	3,210,075.79
	Principal Collections	3,866,037.48
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	655,961.69

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	21.806219
	2. Principal Distribution per $1,000	19.555482
	3. Interest Distribution per $1,000	2.250737

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	33,714,230.66
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	202,566.34
	6. Class A-3 Interest Paid	202,566.34
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	33,714,230.66
	2. Class A-3 Principal Due	1,759,993.37
	3. Class A-3 Principal Paid	1,759,993.37
	4. Class A-3 Principal Balance, EOP	31,954,237.29

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.351589159
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.284787219

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	16.174867
	2. Principal Distribution per $1,000	11.625090
	3. Interest Distribution per $1,000	4.549778

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	32,500,935.95
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	195,276.46
	6. Class A-4 Interest Paid	195,276.46
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	32,500,935.95
	2. Class A-4 Principal Due	498,948.85
	3. Class A-4 Principal Paid	498,948.85
	4. Class A-4 Principal Balance, EOP	32,001,987.10

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.352114545
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.285212781

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	15.272019
	2. Principal Distribution per $1,000	12.820014
	3. Interest Distribution per $1,000	2.452005

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	13,359,200.29
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	87,168.78
	6. Class M-1 Interest Paid	87,168.78
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	13,359,200.29
	2. Class M-1 Principal Due	455,751.51
	3. Class M-1 Principal Paid	455,751.51
	4. Class M-1 Principal Balance, EOP	12,903,448.78

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	18.308490
	2. Principal Distribution per $1,000	15.048058
	3. Interest Distribution per $1,000	3.260432

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	14,520,869.87
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	107,333.43
	6. Class M-2 Interest Paid	107,333.43
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	14,520,869.87
	2. Class M-2 Principal Due	495,382.06
	3. Class M-2 Principal Paid	495,382.06
	4. Class M-2 Principal Balance, EOP	14,025,487.81

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 18th day of June, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer